INVESTMENT ADVISORY AGREEMENT

This Agreement is made as of
November 16, 1998, by and
between GOVERNOR FUNDS, a Delaware
business trust (the "Trust"),
and GOVERNORS GROUP ADVISORS, INC.,
a Delaware corporation
(the "Advisor").

	WHEREAS, the Trust is registered
as an open-end management investment
company under the Investment Company Act of 1940, as amended ("1940 Act"); and

	WHEREAS, the Trust desires to retain
the Advisor to provide, or to arrange for the provision of, investment advisory services to twelve newly created investment portfolios of the Trust and may retain the Advisor to serve in such capacity to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto (such new investment portfolios and any such additional investment portfolios together called the "Funds") and the Advisor represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws
(including the Glass- Steagall Act) and regulations;

	NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

SECTION 1. APPOINTMENT. The Trust hereby appoints the Advisor to act as Advisor to the Funds for the period and on the terms set forth in this Agreement.
The Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.
Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any
Schedule A having an earlier date.

SECTION 2. DELIVERY OF DOCUMENTS. The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

(a) the Trust's Declaration of Trust (such
Declaration of Trust, as presently in effect and as it shall from time to time be amended and restated, is herein called the
"Declaration of Trust");

(b) the Trust's By-Laws and any amendments thereto;

(c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Advisor and approving this Agreement;

(d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on October 1, 1998 and all amendments thereto;

(e) all of the Trust's procedures and
guidelines and all resolutions
of the Trust's Board relevant to the services to be provided by the
Advisor hereunder;

(f) the Trust's Registration Statement on Form
N-lA under the Securities Act of 1933, as amended
("1933 Act"),(File No. 333-65213), and under the
1940 Act as filed with the Securities and Exchange
Commission and the most recent
amendment thereto; and

(g) the most recent Prospectus and Statement of Additional Information of each of the Funds
(such Prospectus and Statement of Additional
Information, as presently in effect,
and all amendments and supplements thereto, are herein collectively called the "Prospectus").

	The Trust will furnish the Advisor from
time to time with copies of all amendments of or supplements to the foregoing.

SECTION 3. MANAGEMENT.  Subject
to the supervision of the
Trust's Board of Trustees, the
Advisor will provide a
continuous investment program
for each of the Funds,
including investment research
and management with respect
to all securities and investments
and cash equivalents
in the Funds.  The Advisor will
determine from time to time
what securities and other
investments will be purchased,
retained or sold by the Trust
with respect to the Funds and
will implement such determinations
through the placement,
in the name of the Funds, of
orders for the execution of
portfolio transactions with or
 through such brokers or
dealers as it may select.  The
Advisor will provide the
services under this Agreement in
accordance with each of
the Fund's investment objectives,
 policies, and restrictions
as stated in the Prospectus, as
 the same may be amended,
supplemented or restated from
time to time, and resolutions
of the Trust's Board of Trustees.

In fulfilling its responsibilities
 hereunder, the Advisor further
agrees that it will:

(a) use the same skill and care
in providing such services
(b) as it uses in providing services
 to fiduciary accounts
(c) for which it has investment
responsibilities;

(b) conform with all applicable
Rules and Regulations of
the Securities and Exchange
Commission and in addition will
conduct its activities under
this Agreement in accordance
with any applicable regulations
 of any governmental authority
pertaining to the investment
advisory activities of the Advisor;

(d) not make loans to any person to purchase or carry shares (e) of beneficial interest in the Trust or make loans to the Trust;

(d) place orders pursuant to its
 investment determinations
for the Funds either directly with
 the issuer or with any
broker or dealer.  In placing orders
 with brokers and dealers,
the Advisor will attempt to obtain
 prompt execution of orders
in an effective manner at the most
favorable price.  In
assessing the best execution
available for any transaction,
the Advisor shall consider all
 factors it deems relevant,
including the breadth of the
market in the security, the
price of the security, the
financial condition and execution
capability of the broker-dealer
 and the reasonableness of
the commission, if any (for the
specific transaction and
on a continuing basis).  Consistent
 with this obligation,
the Advisor may, in its discretion
 and to the extent
permitted by law, purchase and
sell portfolio securities
to and from brokers and dealers
 who provide brokerage and
research services (within the
meaning of Section 28(e) of
the Securities Exchange Act of
1934) to or for the benefit
of the Funds and/or other
accounts over which the Advisor
exercises investment discretion.
  Subject to the review of
the Trust's Board of Trustees
from time to time with respect
to the extent and continuation
 of the policy, the Advisor is
authorized to pay a broker or
dealer who provides such
brokerage and research services
 a commission for effecting
a securities transaction for any
of the Funds which is in
excess of the amount of commission
 another broker or dealer
would have charged for effecting
that transaction if, but
only if, the Advisor determines
in good faith that such
commission was reasonable in
relation to the value of the
brokerage and research services
 provided by such broker or
dealer, viewed in terms of either
 that particular transaction
or the overall responsibilities of
 the Advisor with respect
to the accounts as to which it
exercises investment discretion.
In placing orders with brokers and
dealers, consistent with
applicable laws, rules and
regulations, the Advisor may
consider the sale of shares of
the Trust.  Except as otherwise
permitted by applicable laws, rules
 and regulations, in no
instance will portfolio securities
be purchased from or sold
to BISYS Fund Services Ohio Inc.,
the Advisor or any affiliated
person of the Trust, BISYS Fund
Services Ohio Inc.
or the Advisor. In executing
portfolio transactions
for any Fund, the Advisor may,
but shall not be obligated to,
to the extent permitted by
applicable laws and regulations,
 aggregate the securities to
be sold or purchased with those
of other Funds and its other
clients where such aggregation
is not inconsistent with the
policies set forth in the Trust's
registration statement.
In such event, the Advisor will
allocate the securities so
purchased or sold, and the
expenses incurred in the transaction,
pursuant to any applicable law
 or regulation and in the manner
it considers to be the most
equitable and consistent with its
fiduciary obligations to the
Funds and such other clients.

(f) will maintain all books
and records with respect to the
(g) securities transactions of
 the Funds and will furnish the
(h) Trust's Board of Trustees
such periodic and special reports
(i) as the Board may request;

(f) will treat confidentially and
 as proprietary information of
the Trust all records and other
information relative to the Trust
and the Funds and prior, present,
 or potential shareholders, and
will not use such records and
information for any purpose other
than performance of its responsibilities
 and duties hereunder,
except after prior notification to
 and approval in writing by
the Trust, which approval shall not
 be withheld where the
Advisor may be exposed to civil or
 criminal contempt proceedings
for failure to comply, when
requested to divulge such
information by duly constituted
authorities, or when so
requested by the Trust; and

(g) will maintain its policy and
practice of conducting its
fiduciary functions independently.
  In making investment
recommendations for the Funds,
the Advisor's personnel will
not inquire or take into consideration
 whether the issuers
of securities proposed for purchase
 or sale for the Trust's
account are customers of the Advisor
 or of its parents,
subsidiaries or affiliates.
In dealing with such customers,
the Advisor and its parents,
subsidiaries, and affiliates
will not inquire or take into
consideration whether
securities of those customers
are held by the Trust.

SECTION 4. SUB-ADVISOR.  It is
understood that the Advisor
may from time to time employ or
 associate with itself such
person or persons as the Advisor
 believes to be fitted to
assist it in the performance of
this Agreement
(each a "Sub-Advisor"); provided,
 however, that the
compensation of such person or
persons shall be paid by
the Advisor and that the Advisor
 shall be as fully
responsible to the Trust for the
 acts and omissions of
any such person as it is for its
own acts and omissions;
and provided further, that the
retention of any Sub-Advisor
shall be approved as may be
required by the 1940 Act.
In the event that any Sub-Advisor
 appointed hereunder is
terminated, the Advisor may provide
 investment advisory
services pursuant to this Agreement
 to the Funds without
further shareholder approval.

SECTION 5. SERVICES NOT EXCLUSIVE.
The Advisor will for all
purposes herein be deemed to be
an independent contractor
and will, unless otherwise
expressly provided herein or
authorized by the Board from
time to time, have no
authority to act for or represent
the Trust in any way
or otherwise be deemed its agent.
The investment management
services furnished by the Advisor
hereunder are not to be
deemed exclusive, and the Advisor
shall be free to furnish
similar services to others so
long as its services under
this Agreement are not impaired
thereby.

SECTION 6. BOOKS AND RECORDS.
In compliance with the
requirements of Rule 3la-3 under
the 1940 Act, the Advisor
hereby agrees that all records
which it maintains for the
Funds are the property of the
Trust and further agrees to
surrender promptly to the Trust
any of such records upon
the Trust's request.  The Advisor
further agrees to preserve
for the periods prescribed by Rule
3la-2 under the 1940 Act
the records required to be maintained
by Rule 3la-1 under
the 1940 Act.

SECTION 7. EXPENSES.  During the
term of this Agreement,
the Advisor will pay all expenses
incurred by it in connection
with its activities under this
Agreement other than the
cost of securities (including
brokerage commissions, if any)
purchased for the Funds.

SECTION 8. COMPENSATION.  For the
services provided and the
expenses assumed pursuant to this
Agreement, each of the Funds
will pay the Advisor and the Advisor
will accept as full
compensation therefor a fee as set
forth on Schedule A hereto.
The obligations of the Funds to pay
the above-described fee to
the Advisor will begin as of the
respective dates of the
initial public sale of shares in
the Funds; provided, however,
that the Advisor may from time to
time waive some or all of
such fees until such time as it
notifies the Trust that it
has terminated such waiver.
Upon any termination of this
Agreement before the end of any
month, the fee for such part
of a month shall be prorated
according to the proportion
which such period bears to the
full monthly period and shall
be payable upon the date of
termination of this Agreement.

For the purpose of determining
fees payable to the
Advisor, the value of the net
assets of a particular Fund
shall be computed in the manner
described in the Trust's
Declaration of Trust or in the
 Prospectus or Statement of
Additional Information respecting
 that Fund as from time to
time is in effect for the computation
 of the value of such
net assets in connection with the
 determination of the
liquidating value of the
shares of such Fund.

SECTION 9. LIMITATION OF LIABILITY.
Notwithstanding
anything herein to the contrary,
the Advisor shall
not be liable for any error of
judgment or
mistake of law or for any loss
suffered by the Funds in connection
with the performance of
this Agreement, except a loss resulting
from a breach of fiduciary duty
with respect to the receipt of
compensation for services or a loss
resulting from willful misfeasance,
bad faith or gross negligence on the
part of the Advisor
in the performance of its duties or
from reckless disregard
by it of its obligations and duties
under this Agreement.

SECTION 10. DURATION AND TERMINATION.
This Agreement will
become effective as of the date first
written above (or, if
a particular Fund is not in existence
on that date, on the
date a registration statement or
post-effective amendment to
a registration statement relating to
that Fund becomes
effective with the Securities and
Exchange Commission and
Schedule A hereto is amended to add
such Fund), provided
that it shall have been approved by
vote of a majority of
the outstanding voting securities of
such Fund, in accordance
with the requirements under the 1940
Act, and, unless sooner
terminated as provided herein, shall
continue in effect until
June 30, 2000.

	Thereafter, if not terminated,
this Agreement shall
continue in effect as to a particular
Fund for successive
periods of twelve months each ending on
June 30 of each
year, provided such continuance is
specifically approved
at least annually (a) by the vote of
a majority of those
members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this
Agreement, cast in person at a meeting
called for the purpose
of voting on such approval, and (b)
by the vote of a majority
of the Trust's Board of Trustees
or by the vote of a majority
of all votes attributable to the
outstanding Shares of such
Fund.  Notwithstanding the foregoing,
 this Agreement may be
terminated as to a particular Fund
at any time on sixty days'
written notice to the other party,
without the payment of any
penalty, by the Trust (by vote of
the Trust's Board of Trustees
or by vote of a majority of the
outstanding voting securities
of such Fund) or by the Advisor.
This Agreement will
immediately terminate in the event
 of its assignment.
(As used in this Agreement, the
terms "majority of the
utstanding voting securities,"
"interested persons" and
"assignment" shall have the same
meanings as ascribed to
such terms in the 1940 Act.)

SECTION 11. ADVISOR'S REPRESENTATIONS.
The Advisor hereby
represents that it is willing and
possesses all requisite
legal authority to provide the
services contemplated by this
Agreement without violation of
applicable laws and regulations,
including but not limited to the
Glass-Steagall Act and the
regulations promulgated thereunder.

SECTION 12. AMENDMENT OF THIS AGREEMENT.
No provision of this
Agreement may be changed, waived,
discharged or terminated
orally, but only by an instrument
 in writing signed by the
party against which enforcement of
 the change, waiver, discharge
or termination is sought.

SECTION 13. NAME.  The Trust hereby
acknowledges that the name
"Governor(s)" is a property right of
the Advisor.  The Advisor
agrees that the Trust and the Funds
 may, so long as
this Agreement remains in effect,
use "Governor(s)" as
part of its name. The Advisor may
permit other persons,
firms or corporations, including
other investment
companies, to use such name and
may, upon termination
of this Agreement, require the
Trust and the Funds to
refrain from using the name
"Governor(s)" in any form or combination in its name or in its business or in the name of any of its Funds,
and the Trust shall, as
soon as practicable following its
receipt of any such request
 from the Advisor, so refrain from
using such name.

SECTION 14. YEAR 2000 COMPLIANT.
The Advisor represents and
 warrants that all services rendered
and all computer systems
 used in the performance of the
Advisor's  obligations under
 this Agreement shall be Year
2000 Compliant.  "Year 2000
Compliant" means that the services
 and systems are designed
to and shall:

(a) operate in the year 2000 and
later with four
 digit year date capability;

(b) operate fault-free in the
processing of date
 and date-dependent data before,
during and after
January 1, 2000, including but
not limited to
accepting date input, providing
date output, and
performing date calculations,
comparison and sequencing;

(c) function accurately and
without interruption
before, during, and after
January 1, 2000, without
any adverse effect on operations
 and associated with
 the advent of the new century;

(d) store and provide output of date information in ways that are unambiguous as to century.

The representations and warranties contained herein may not be disclaimed or limited by operation of law.

SECTION 15. LIMITATION OF LIABILITY OF THE
TRUSTEES AND SHAREHOLDERS.  Governor
Funds is a business trust organized
 under Delaware law and under a
Declaration of Trust, to
which reference is hereby made and
a copy of which is on
file at the Office of the Secretary
of State of Delaware as
 required by law, and to any and all
amendments thereto so
filed or hereafter filed.  The
obligations of "Governor
Funds" entered into in the name
or on behalf thereof by
any of the Trustees, officers,
employees or agents are
made not individually, but in
such capacities, and are
not binding upon any of the
Trustees, officers, employees,
 agents or shareholders of the
Trust personally, but bind
only the assets of the Trust,
and all persons dealing with
 any of the Funds of the Trust
 must look solely to the
 assets of the Trust belonging
to such Fund for the
 enforcement of any claims
against the Trust.

SECTION 16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the
provisions hereof or
otherwise affect their construction
or effect.  If any provision of this
Agreement shall be held or made invalid
 by a court decision, statute, rule or
 otherwise, the remainder of this
Agreement shall not be affected thereby.
 This Agreement shall be binding
upon and shall inure to
 the benefit of the parties hereto
 and their respective
successors and shall be governed by
the law of the State
of Delaware; provided that nothing
herein shall be
construed in a manner inconsistent
with the 1940 Act,
the Advisers Act of 1940,
as amended, or any rule or
regulation of the Securities
 and Exchange Commission
thereunder.  This Agreement
may be executed in two or
 more counterparts which
together shall constitute a
single Agreement.

	IN WITNESS WHEREOF, the
parties hereto have caused
this instrument to be executed
by their officers
designated below as of the day
and year first above written.

Governor Funds

By Lana V. Burkhardt

Name Lana V. Burkhardt
Title President

GOVERNORS GROUP ADVISORS,
INC.
Governor Funds

By Lana V. Burkhardt

Name Lana V. Burkhardt

Title President
Dated:  November 16, 1998
Schedule A
to the
Investment Advisory Agreement
between Governor Funds and
Governors Group Advisors, Inc.
dated as of November 16, 1998

NAME OF FUND
COMPENSATION*
DATE

Prime Money Market Fund
Annual Rate of .40% of such Fund's
average net assets
November 16, 1998
Pennsylvania Municipal Bond Fund
Annual Rate of .60% of such Fund's
average daily net assets
November 16, 1998

Established Growth Fund
Annual Rate of .75% of such Fund's
average daily net assets
November 16, 1998

Intermediate Term Income Fund
Annual Rate of .60% of such Fund's
average daily net assets
November 16, 1998

Aggressive Growth Fund
Annual Rate of 1.00% of such Fund's
average daily net assets
November 16, 1998

U.S. Treasury Obligations Money Market Fund
Annual Rate of .40% of such Fund's
average daily net assets
November 16, 1998

Limited Duration Government Securities Fund
Annual Rate of .60% of such Fund's
average daily net assets
November 16, 1998

Emerging Growth Fund
Annual Rate of 1.25% of such Fund's
average daily net assets
November 16, 1998

International Equity Fund
Annual Rate of 1.25% of such Fund's
average daily net assets
November 16, 1998

Lifestyle Conservative Growth Fund
Annual Rate of .25% of such Fund's
average daily net assets
November 16, 1998

Lifestyle Moderate Growth Fund
Annual Rate of .25% of such Fund's
average daily net assets
November 16, 1998

Lifestyle Growth Fund
Annual Rate of .25% of such Fund's
average daily net assets
November 16, 1998

*All Fees are computed daily and paid monthly.

GOVERNORS GROUP ADVISORS, INC.
GOVERNOR FUNDS
Governor Funds

By Lana V. Burkhardt

Name Lana V. Burkhardt
Title President

INVESTMENT SUB-ADVISORY AGREEMENT

This Agreement is made as of
November 16, 1998, by and
between GOVERNORS GROUP
ADVISORS, INC., a Delaware corporation
 (the "Advisor"), and MARTINDALE ANDRES &
COMPANY, INC., a Pennsylvania corporation
(the "Sub-Advisor").

	WHEREAS, Governor Funds, a
 Delaware business trust
(the "Trust"), is registered as an
open-end management
investment company under the Investment
Company Act of
1940, as amended ("1940 Act"); and

	WHEREAS, pursuant to an
Investment Advisory
Agreement dated as of October 5,
 1998, by and between
 the Trust and the Advisor (the
"Advisory Agreement"),
 the Advisor has agreed to furnish
 investment advisory
services to the Trust with respect
 to each of its
investment portfolios; and

	WHEREAS, the Advisory
Agreement expressly
 authorizes the Advisor to
employ or associate
 itself with one or more investment
sub-advisers
provided that the retention of any
such sub-adviser
shall be approved in accordance with
the provisions
of the 1940 Act; and

	WHEREAS, the Advisor
desires to appoint the
Sub-Advisor as investment
sub-adviser to each
investment portfolio of the
Trust set forth on
Schedule A hereto (each, a "Fund,"
collectively,
the "Funds"), and the Sub-Advisor
wishes to accept
such appointment; and

	WHEREAS, the Board of
Trustees of the Trust
 and the shareholders of each
Fund have approved
this Agreement and the appointment
 of the
Sub-Advisor as investment
sub-adviser to such Fund.

	NOW, THEREFORE, in
consideration of the
premises and mutual covenants
 herein contained,
 it is agreed between the parties
 hereto as follows:

SECTION 17. APPOINTMENT. The Advisor hereby appoints the Sub-Advisor to act as investment sub-adviser to the Funds for the period and on the terms set forth in this Agreement. The
Sub-Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

SECTION 18. DELIVERY OF DOCUMENTS.  The Trust or
 Advisor has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

(a) the Trust's Certificate of Trust, as filed with the Secretary of State of Delaware on
September 3, 1998, as amended or restated to the date hereof;

(b) the Trust's Declaration of Trust, as amended or restated to the date hereof (such Declaration, as presently in effect and as it shall from time to time be amended and restated, is herein called the "Declaration of Trust");

(c) the Trust's By-Laws and any amendments thereto;

(c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Advisor and approving this Agreement;

(d) the Trust's Notification of
Registration on Form
 N-8A under the 1940 Act as filed
 with the Securities
 and Exchange Commission on October
 1, 1998 and all
 amendments thereto;

(e) all of the Trust's procedures and guidelines and all resolutions of the Trust's Board relevant to the services to be provided by the Sub-Advisor hereunder;

(f) the Trust's Registration Statement on Form N-lA under the Securities Act of 1933, as amended ("1933
 Act"), (File No. 333-65213), and under the 1940 Act as filed with the Securities and Exchange Commission and the most recent amendment thereto; and

(g) the most recent Prospectus
and Statement of
Additional Information of each
 of the Funds (such
 Prospectus and Statement of
Additional Information,
 as presently in effect, and
all amendments and
supplements thereto, are herein
collectively called the
"Prospectus").

The Trust will furnish
the Sub-Advisor from time
to time with copies of all
amendments of or supplements
to the foregoing.

SECTION 19. MANAGEMENT.  Subject to
the supervision of
the Advisor and the Trust's Board of
 Trustees, the
Sub-Advisor will provide a
continuous investment
program for each of the Funds,
 including investment
research and management with
 respect to all securities
and investments and cash
equivalents in the Funds.
The Sub-Advisor will determine
 from time to time what
securities and other investments
 will be purchased,
retained or sold by the Trust
 with respect to the
Funds and will implement such
determinations through
the placement, in the name of
the Funds, of orders for
the execution of portfolio
transactions with or through
 such brokers or dealers as
it may select.  The
Sub-Advisor will provide the
 services under this
 Agreement in accordance with
 each of the Fund's
investment objectives, policies,
 and restrictions
as stated in the Prospectus,
as the same may be
amended, supplemented or
 restated from time to time,
 and resolutions of the
Trust's Board of Trustees.

In fulfilling its responsibilities hereunder, the Sub-Advisor further agrees that it will:

(a) use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) conform with all applicable
Rules and Regulations
 of the Securities and Exchange
Commission and in
addition will conduct its
activities under this Agreement
 in accordance with any
applicable regulations of
any governmental authority
 pertaining to the
investment advisory activities
 of the Sub-Advisor;

(c) not make loans to any
person to purchase or
carry shares of beneficial
interest in the Trust
 or make loans to the Trust;

(d) place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer.
 In placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Consistent with this obligation, the Sub-Advisor may, in its discretion and to the extent permitted by law, purchase and sell portfolio securities to and from
 brokers and dealers who provide brokerage and research services (within the meaning of Section
28(e) of the Securities Exchange Act of 1934) to
 or for the benefit of the Funds and/or other accounts over which the Sub-Advisor exercises investment discretion. Subject to the review of the Advisor and the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Advisor with respect to the accounts as to which it exercises investment discretion. In placing orders with brokers and dealers, consistent with applicable laws, rules and regulations, the Sub-Advisor may consider the sale of shares of the
 Trust. Except as otherwise permitted by applicable laws, rules and regulations, in no instance will portfolio securities be purchased from or sold to
 BISYS Fund Services Ohio Inc., the Advisor, the
Sub-Advisor or any affiliated person of the Trust, BISYS Fund Services Ohio Inc., the Advisor or the
Sub-Advisor. In executing portfolio transactions for any Fund, the Sub-Advisor may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Sub-Advisor will allocate the securities so purchased or sold, and the expenses incurred in the transaction, pursuant to any applicable law or regulation and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients.

(e) will maintain all books and records with respect to the securities transactions of the Funds and will furnish the Advisor and the Trust's Board of Trustees such periodic and special reports as the Advisor or the Board may request;

(f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Funds and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and

(g) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Funds, the Sub-Advisor's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Sub-Advisor or of its parents, subsidiaries or affiliates.
In dealing with such customers, the Sub-Advisor and its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

SECTION 20. SERVICES NOT EXCLUSIVE. The Sub-Advisor will for all purposes herein be deemed to be an independent contractor and will, unless otherwise
 expressly provided herein or authorized by the Board from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent. The investment management services furnished by the Sub-Advisor hereunder are not to be deemed exclusive, and the Sub-Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

SECTION 21. BOOKS AND RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which
 it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request.
  The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

SECTION 22. EXPENSES. During the term of this Agreement, the Sub-Advisor will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

SECTION 23. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Advisor will pay the Sub-Advisor and the Sub-Advisor will accept as full compensation therefor a fee as set forth on Schedule A hereto.
 The obligations of the Advisor to pay the above-described fee to the Sub-Advisor will begin as of the respective dates of the initial public sale of shares in the Funds; provided, however, that the Sub-Advisor may from time to time voluntarily waive any or all such fees.
Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

	For the purpose of determining fees payable to the Sub-Advisor, the value of the net assets of a particular Fund shall be computed in the manner
 described in the Trust's Declaration of Trust or in the Prospectus or Statement of Additional Information
 respecting that Fund as from time to time is in effect for the computation of the value of such net assets in connection with the determination of the liquidating value of the shares of such Fund.

SECTION 24. LIMITATION OF LIABILITY. Notwithstanding anything herein to the contrary, the Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds or the Advisor in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

SECTION 25. DURATION AND TERMINATION. This Agreement will become effective as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement or post-effective amendment to a registration statement relating to that Fund becomes effective with the Securities and Exchange Commission and Schedule A hereto is amended to add such Fund), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until June 30, 2000.

		Thereafter, if not terminated, this
Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each ending on June 30 of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's
Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of such Fund.
 Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice to the other parties, without the payment of
 any penalty, by the Advisor or by the
Trust (by vote of the Trust's Board of
Trustees or by vote of a majority of the
 outstanding voting securities of such
Fund) or by the Sub-Advisor. This Agreement will immediately terminate in the event of its assignment and in the event of the termination of the Advisory Agreement.
(As used in this Agreement, the terms
"majority of the outstanding voting
securities," "interested persons" and
"assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

SECTION 26. SUB-ADVISOR'S REPRESENTATIONS.
The Sub-Advisor hereby represents that it is
 willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of
applicable laws and regulations, including
 but not limited to the Glass-Steagall Act and the regulations promulgated thereunder.

SECTION 27. AMENDMENT OF THIS AGREEMENT.
No provision of this Agreement may be changed,
 waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

SECTION 28. YEAR 2000 COMPLIANT. The Sub-Advisor represents and warrants that all services rendered and all computer systems used in the performance of the Sub-Advisor's obligations under this Agreement shall be Year 2000 Compliant. "Year 2000 Compliant" means that the services and systems are designed to and shall:

(a) operate in the year 2000 and later with four digit year date capability;

(b) operate fault-free in the processing of date and date-dependent data before, during and after January 1, 2000, including but not limited to accepting date input, providing date output, and performing date calculations, comparison and sequencing;

	(c)	function accurately
 and without interruption
before, during, and after
January 1, 2000, without
any adverse effect on operations
 and associated with
the advent of the new century;

	(d)	store and provide
 output of date information
 in ways that are unambiguous as to century.

The representations and
warranties contained herein
may not be disclaimed or
limited by operation of law.

SECTION 29. LIMITATION OF
LIABILITY OF THE TRUSTEES
AND SHAREHOLDERS.  Governor
 Funds is a business
trust organized under Delaware
law and under a
Declaration of Trust, to which
 reference is
hereby made and a copy of
which is on file at
 the Office of the Secretary
 of State of Delaware
 as required by law, and to
any and all amendments
thereto so filed or hereafter
 filed.  The obligations
 of "Governor Funds" entered
 into in the name or on
behalf thereof by any of the
Trustees, officers,
employees or agents are made
not individually, but in
such capacities, and are not
binding upon any of the
Trustees, officers, employees,
 agents or shareholders
of the Trust personally, but
bind only the assets of
the Trust, and all persons
dealing with any of the Funds
of the Trust must look solely
 to the assets of the Trust
belonging to such Fund for
the enforcement of any claims
against the Trust.

SECTION 30. MISCELLANEOUS.  The captions in this
 Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this
 Agreement shall be held or made invalid by a ll not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware; provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, as amended, or any rule or regulation of the Securities and Exchange Commission thereunder.
This Agreement may be executed in two or more counterparts which together shall constitute a single Agreement.


IN WITNESS WHEREOF, the parties
hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

GOVERNORS GROUP ADVISORS, INC.
Governor Funds

By Lana V. Burkhardt

Name Lana V. Burkhardt
Title President

MARTINDALE ANDRES & COMPANY, INC.

By William C. Marindale Jr.

Name	William C. Martindale Jr.
Title	Chief Investment Officer

Schedule A
to the
Investment Advisory Agreement
between
 Governors Group Advisors, Inc.
and
Martindale Andres & Company, Inc.
dated as of November 16, 1998


NAME OF FUND
COMPENSATION*
DATE

Prime Money Market Fund
Annual Rate of .20% of such Fund's average net assets
November 16, 1998

Pennsylvania Municipal Bond Fund
Annual Rate of .30% of such Fund's average daily net assets
November 16, 1998

Established Growth Fund
Annual Rate of .40% of such Fund's
average daily net assets
November 16, 1998

Intermediate Term Income Fund
Annual Rate of .30% of such Fund's
average daily net assets
November 16, 1998

Aggressive Growth Fund
Annual Rate of .50% of such Fund's
average daily net assets
November 16, 1998

U.S. Treasury Obligations Money Market Fund
Annual Rate of .10% of such Fund's
average daily net assets
November 16, 1998

Limited Duration Government Securities Fund
Annual Rate of .30% of such Fund's
average daily net assets
November 16, 1998

Emerging Growth Fund
Annual Rate of .50% of such Fund's
average daily net assets
November 16, 1998

Lifestyle Conservative Growth Fund
Annual Rate of .05% of such Fund's
average daily net assets
November 16, 1998

Lifestyle Moderate Growth Fund
Annual Rate of .05% of such Fund's
average daily net assets
November 16, 1998

Lifestyle Growth Fund
Annual Rate of .05% of such Fund's
average daily net assets
November 16, 1998

*All Fees are computed daily and paid monthly.

GOVERNORS GROUP ADVISORS, INC.
MARTINDALE ANDRES & COMPANY, 	INC.

Governor Funds

By Lana V. Burkhardt

Name Lana V. Burkhardt
Title President

Title	  President	Title
Chief Investment Officer


INVESTMENT SUB-ADVISORY AGREEMENT


	This Agreement is made as of November 16, 1998, by and between GOVERNORS GROUP ADVISORS, INC., a
Delaware corporation (the "Advisor"), and BRINSON
PARTNERS, INC., a Delaware corporation (the "Sub-Advisor").

	WHEREAS, Governor Funds, a Delaware business trust (the "Trust"), is registered as an open-end management investment company under the
Company Act of 1940, as amended ("1940 Act"); and

	WHEREAS, pursuant to an Investment Advisory
Agreement dated as of October 5, 1998, by and between the Trust and the Advisor (the "Advisory Agreement"), the Advisor has agreed to furnish investment advisory services to the Trust with respect to each of its investment portfolios; and

	WHEREAS, the Advisory Agreement expressly authorizes the Advisor to employ or associate itself with one or more investment sub-advisers provided that the retention of any such sub-adviser shall be approved in accordance with the provisions of the 1940 Act; and

	WHEREAS, the Advisor desires to appoint the Sub-Advisor as investment sub-adviser to the
International Equity Fund, an investment portfolio
 of the Trust, and to each additional investment portfolio of the Trust as may from time to time be identified on Schedule A hereto (each, a "Fund, " collectively, the "Funds"), and the Sub-Advisor wishes to accept such appointment; and

	WHEREAS, the Board of Trustees of the Trust and the shareholders of each Fund have approved this Agreement and the appointment of the
Sub-Advisor as investment sub-adviser to such Fund.

	NOW, THEREFORE, in consideration of the
 premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

SECTION 31. APPOINTMENT. The Advisor hereby appoints the Sub-Advisor to act as investment sub-adviser to the Funds for the period and on the terms set forth in this Agreement. The
Sub-Advisor accepts such appointment and agrees
 to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

SECTION 32. DELIVERY OF DOCUMENTS. The Trust or Advisor has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

(a) the Trust's Certificate of Trust, as filed with the Secretary of State of Delaware on
September 3, 1998, as amended or restated to the date hereof;

(b) the Trust's Declaration of Trust, as a mended or restated to the date hereof (such
Declaration, as presently in effect and as it shall from time to time be amended and restated, is herein called the "Declaration of Trust");

(c) the Trust's By-Laws and any amendments thereto;

(d) resolutions of the Trust's Board of Trustees authorizing the appointment of the Sub-Advisor and approving this Agreement;

(e) the Trust's Notification of Registration on
 Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on October
1, 1998 and all amendments thereto;

(f) all of the Trust's procedures and guidelines and all resolutions of the Trust's Board relevant to the services to be provided by the Sub-Advisor hereunder;

(g) the Trust's Registration Statement on Form
N-lA under the Securities Act of 1933, as amended
("1933 Act"), (File No. 333-65213), and under the
 1940 Act as filed with the Securities and Exchange
 Commission and the most recent amendment thereto; and

(h) the most recent Prospectus and Statement of Additional Information of each of the Funds
(such Prospectus and Statement of Additional
Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

	The Trust will furnish the Sub-Advisor
from time to time with copies of all amendments of or supplements to the foregoing.

SECTION 33. MANAGEMENT. Subject to the supervision of the Advisor and the Trust's Board of Trustees, the Sub-Advisor will provide a continuous investment program for each of the Funds, including investment research and management with respect to all securities and investments and cash equivalents
 in the Funds. The Sub-Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds and will implement such determinations through the placement, in the name of the Funds, of orders for the execution
 of portfolio transactions with or through such brokers or dealers as it may select. The Sub-Advisor will provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in the Prospectus, as the same may be amended, supplemented or restated from time to time, and resolutions of the Trust's Board of Trustees.

	In fulfilling its responsibilities
hereunder, the Sub-Advisor
further agrees that it will:

(a) use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b) conform with all applicable Rules and Regulations of the Securities and Exchange
Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Advisor;

(c) not make loans to any person to purchase or carry shares of beneficial interest in the Trust or make loans to the Trust;

(d) place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer.
  In placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Consistent with this obligation, the Sub-Advisor may, in its discretion and to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange
 Act of 1934) to or for the benefit of the Funds and/or other accounts over which the Sub-Advisor exercises investment discretion. Subject to the review of the Advisor and the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the
 brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Advisor with respect to the accounts as to which it exercises investment discretion. In placing orders with brokers and dealers, consistent with applicable laws, rules and regulations, the Sub-Advisor may consider the sale of shares of the Trust. Except as otherwise permitted by applicable laws, rules and regulations, in no instance will portfolio securities be purchased from or sold to BISYS Fund
Services Ohio Inc., the Advisor, the Sub-Advisor or any affiliated person of the Trust, BISYS Fund
Services Ohio Inc., the Advisor or the Sub-Advisor.
  In executing portfolio transactions for any Fund, the Sub-Advisor may, but shall not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other Funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Sub-Advisor will allocate the securities so purchased or sold, and the expenses incurred in the transaction, pursuant to any applicable law or regulation and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and such other clients.

(e) will maintain all books and records with respect to the securities transactions of the Funds and will furnish the Advisor and the Trust's Board of Trustees such periodic and special reports as the Advisor or the Board may request;

(f) will treat confidentially
and as proprietary
information of the Trust all
 records and other
information relative to the
Trust and the Funds
and prior, present, or potential
 shareholders, and will not use
 such records and information for
 any purpose other than performance of its responsibilities and duties hereunder, except where the Sub-Advisor may be exposed
 to civil or criminal
 contempt proceedings for
failure to comply, when
requested to divulge such
information by duly constituted
 authorities, or when so
requested by the Trust; and

(g) will maintain its policy
and practice of conducting
 its fiduciary functions
independently.  In making
investment recommendations
 for the Funds, the
Sub-Advisor's personnel will
 not inquire or take
 into consideration whether
the issuers of securities
proposed for purchase or sale
 for the Trust's account
 are customers of the
Sub-Advisor or of its parents,
subsidiaries or affiliates.
  In dealing with such
customers, the Sub-Advisor
and its parents, subsidiaries,
and affiliates will not inquire
 or take into consideration
whether securities of those
customers are held by the Trust.

SECTION 34. SERVICES NOT EXCLUSIVE.
The Sub-Advisor
will for all purposes herein be
deemed to be an ndependent contractor
and will, unless otherwise
expressly provided herein or
authorized by the Board
from time to time, have no
authority to act for or
represent the Trust in any
way or otherwise be deemed
 its agent.  The investment
 management services
furnished by the Sub-Advisor
hereunder are not to be
deemed exclusive, and the
Sub-Advisor shall be free
to furnish similar services
to others so long as its
services under this Agreement
are not impaired thereby.

SECTION 35. BOOKS AND RECORDS.
In compliance with
the requirements of Rule 3la-3
under the 1940 Act,
the Sub-Advisor hereby agrees
that all records which
it maintains for the Funds are
the property of the Trust
 and further agrees to surrender
 promptly to the Trust
any of such records upon the
Trust's request.  The
Sub-Advisor further agrees to
preserve for the periods
 prescribed by Rule 3la-2 under
 the 1940 Act the records
 required to be maintained by
Rule 3la-1 under the 1940 Act.

SECTION 36. EXPENSES.  During
the term of this Agreement,
 the Sub-Advisor will pay all
expenses incurred by it in
 connection with its activities
under this Agreement
other than the cost of securities
(including brokerage
 commissions, if any) purchased
for the Funds.

SECTION 37. COMPENSATION.
For the services provided
and the expenses assumed pursuant
 to this Agreement,
the Advisor will pay the
Sub-Advisor and the Sub-Advisor
 will accept as full compensation
 therefor a fee as
set forth on Schedule A hereto.
 The obligations of
 the Advisor to pay the
above-described fee to the
 Sub-Advisor will begin as of
the respective dates
 of the initial public sale of
 shares in the Funds;
 provided, however, that the
 Sub-Advisor may from
time to time voluntarily waive
 any or all such fees.
  Upon any termination of this
 Agreement before the
end of any month, the fee for
 such part of a month
shall be prorated according to
the proportion which
such period bears to the full
 monthly period and
shall be payable upon the date
 of termination of
this Agreement.

	For the purpose of
determining fees payable
to the Sub-Advisor, the value
 of the net assets of
a particular Fund shall be
computed in the manner
described in the Trust's
Declaration of Trust or in
the Prospectus or Statement
of Additional Information
 respecting that Fund as from
 time to time is in
 effect for the computation of
 the value of such
net assets in connection with
 the determination of
the liquidating value of the
shares of such Fund.

SECTION 38. LIMITATION OF LIABILITY.
Notwithstanding
 anything herein to the contrary,
the Sub-Advisor
shall not be liable for any error
of judgment or
mistake of law or for any loss
suffered by the Funds
 or the Advisor in connection with
 the performance of
 this Agreement, except a loss
resulting from a breach
 of fiduciary duty with respect
to the receipt of
compensation for services or a
loss resulting from
willful misfeasance, bad faith
or gross negligence on
 the part of the Sub-Advisor
in the performance of
its duties or from reckless
disregard by it of its
obligations and duties under
this Agreement.

SECTION 39. DURATION AND TERMINATION.
This Agreement
 will become effective as of
the date first written
above (or, if a particular Fund
 is not in existence on
 that date, on the date a
 registration statement or
post-effective amendment to a
 registration statement
 relating to that Fund becomes
 effective with the
Securities and Exchange
Commission and Schedule A hereto
 is amended to add such Fund),
provided that it shall
have been approved by vote of
 a majority of the
outstanding voting securities
 of such Fund, in accordance
 with the requirements under
 the 1940 Act, and,
unless sooner terminated as
provided herein, shall
 continue in effect
until June 30, 2000.

Thereafter, if not terminated, this
Agreement shall continue in effect
as to a particular
Fund for successive periods of
twelve months each
ending on June 30 of each year,
provided such continuance
 is specifically approved at
least annually (a) by the
vote of a majority of those
members of the Trust's Board
 of Trustees who are not parties
to this Agreement or
interested persons of any party
 to this Agreement, cast
 in person at a meeting called
for the purpose of voting
 on such approval, and (b) by
 the vote of a majority of
the Trust's Board of Trustees
or by the vote of a majority
 of all votes attributable to
 the outstanding Shares of
such Fund.  Notwithstanding
the foregoing, this Agreement
 may be terminated as to a
particular Fund at any time
on sixty days' written notice
 to the other parties,
without the payment of any
enalty, by the Advisor or
 by the Trust (by vote of
the Trust's Board of Trustees
 or by vote of a majority of
the outstanding voting
securities of such Fund) or
by the Sub-Advisor.  This
Agreement will immediately
terminate in the event of
its assignment and in the
event of the termination of
the Advisory Agreement.
(As used in this Agreement,
the terms "majority of the
outstanding voting securities,
"interested persons" and "assignment"
 shall have the
same meanings as ascribed to such
 terms in the 1940 Act.)

SECTION 40. SUB-ADVISOR'S REPRESENTATIONS.
The Sub-Advisor
 hereby represents that it is
willing and possesses all
requisite legal authority to
 provide the services
contemplated by this Agreement
 without violation of
applicable laws and regulations,
including but not
limited to the Glass-Steagall
Act and the regulations
 promulgated thereunder.

SECTION 41. AMENDMENT OF THIS AGREEMENT.
No provision
 of this Agreement may be
changed, waived, discharged
or terminated orally, but only
 by an instrument in
writing signed by the party
against which enforcement
 of the change, waiver,
discharge or termination is sought.

SECTION 42. YEAR 2000 COMPLIANT.
The Sub-Advisor
represents and warrants that
all services rendered
and all computer systems
licensed, maintained or
controlled by the Sub-Advisor
 as well as the Sub-Advisor's
 interfaces with third parties
(provided that the
foregoing does not represent
or warrant that the third
 party's systems are Year
2000 compliant) utilized in
 the performance of the
Sub-Advisor's obligations
under this Agreement shall
be Year 2000 Compliant.
"Year 2000 Compliant" means
that the services and
systems are designed to and shall:

(a)	operate in the year 2000 and later
with four digit year date capability;

(b)	operate fault-free in the processing
of date and date-dependent data before, during and after January 1, 2000, including but not limited to accepting date input, providing date output, and performing date
calculations, comparison and sequencing;

(c)	function accurately and without
interruption before, during,
and after January 1, 2000,
 without any adverse effect
on operations and associated
 with the advent of the new century;

(d)	store and provide
 output of date information
 in ways that are unambiguous as to century.

The representations and
warranties contained herein
may not be disclaimed or
limited by operation of law.

SECTION 43. LIMITATION OF LIABILITY
 OF THE TRUSTEES AND
 SHAREHOLDERS.  Governor Funds
is a business trust
organized under Delaware law
and under a Declaration
 of Trust, to which reference
is hereby made and a
copy of which is on file at
the Office of the
Secretary of State of Delaware
 as required by law,
and to any and all amendments
thereto so filed or
 hereafter filed.  The obligations
 of "Governor Funds"
 entered into in the name or
 on behalf thereof by
any of the Trustees, officers,
employees or agents
 are made not individually,
but in such capacities,
 and are not binding upon any
 of the Trustees,
officers, employees, agents
or shareholders of the
 Trust personally, but bind
only the assets of the
 Trust, and all persons
dealing with any of the
Funds of the Trust must
look solely to the assets
of the Trust belonging to
such Fund for the
enforcement of any claims
against the Trust.

SECTION 44. MISCELLANEOUS.
The captions in this
 Agreement are included for
 convenience of
reference only and in no way
 define or delimit
 any of the provisions hereof
 or otherwise affect
 their construction or effect.
  If any provision
 of this Agreement shall be
 held or made invalid
 by a court decision, statute,
rule or otherwise,
 the remainder of this Agreement
 shall not be
affected thereby.  This
Agreement shall be binding
 upon and shall inure to the
 benefit of the
 parties hereto and their
 respective successors
and shall be governed by the
law of the State of
Delaware; provided that
nothing herein shall be
construed in a manner
inconsistent with the 1940
Act, the Investment Advisers
 Act of 1940, as amended,
 or any rule or regulation
 of the Securities and
Exchange Commission thereunder.
 This Agreement
may be executed in two or
more counterparts which
 together shall constitute
a single Agreement.

IN WITNESS WHEREOF, the parties hereto
 have caused this instrument
 to be executed by their
 officers designated below
as of the day and year
first above written.

GOVERNORS GROUP ADVISORS, INC.

Governor Funds

By Lana V. Burkhardt

Name Lana V. Burkhardt
Title President

BRINSON PARTNERS, INC.

By Samuel W. Anderson
Name Samuel W. Anderson
Title Vice President

By Mark F. Kemper
Name Mark F. Kemper
Title Assistant Secretary
Dated: November 16, 1998
Schedule A
to the
Investment Advisory Agreement
between
 Governors Group Advisors, Inc.
and
Brinson Partners, Inc.
dated as of November 16, 1998


NAME OF FUND
COMPENSATION*
DATE

International Equity Growth Fund
Annual Rate of .40% of the first $50 million of such Fund's average daily net assets, .35%
 of the next $150 million of such Fund's average daily net assets, and .30% of such Fund's average daily net assets in excess of $200 million
November 16, 1998

*All Fees are computed daily and paid monthly.

GOVERNORS GROUP ADVISORS, INC.
BRINSON PARTNERS, INC.

By Lana V. Burkhardt
By Samuel W. Anderson
Title President
Title Vice President
By Mark F. Kemper
Title Assistant Secretary